SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                               EXCHANGE ACT OF 1934


                                  March 8, 2001
                        (Date of Earliest Event Reported)


 AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


 Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

 33-99970-01                                          13-3521640
 (Commission File                                     (IRS Employer
 Number)                                              Identification No.)


 Airplanes Limited                                    Airplanes U.S. Trust
 22 Grenville Street                                  1100 North Market Street
 St. Helier                                           Rodney Square North
 Jersey, JE4 8PX                                      Wilmington, Delaware
 Channel Islands                                      19890-0001
 (011 44 1534 609 000)                                (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)





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Item 5.           Other Events


     Attached hereto as Exhibit A is a copy of a Press Release dated March 8, 2001.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                      AIRPLANES LIMITED


Date: March 8, 2001                                   /s/ Roy M. Dantzic*
                                                      -------------------
                                                      Director and Officer


Date: March 8, 2001                                   AIRPLANES U.S. TRUST


                                                      /s/ Roy M . Dantzic*
                                                      Controlling Trustee
                                                             and Officer


                                                      *By: /s/ Michael Walsh
                                                           Attorney-in-Fact







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                                  EXHIBIT INDEX


Exhibit A                  -        Press Release
Exhibit B                  -        Power of Attorney for Airplanes Limited
Exhibit C                  -        Power of Attorney for Airplanes U.S. Trust






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